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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 11, 2003

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-16017 (Commission File Number)	98-0223493 (I.R.S. Employer Identification No.)
22 VICTORIA STREET P.O. BOX HM 1179 HAMILTON HMEX, BERMUDA (Address of principal executive offices) Zip Code

441-295-2244
(Registrant's telephone number, including area code)

41 CEDAR AVENUE
P.O. BOX HM 1179
HAMILTON HMEX, BERMUDA
(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

99    News release dated November 11, 2003 regarding third quarter 2003 consolidated earnings.

ITEM 12.    Results of Operations and Financial Condition

        On November 11, 2003, the registrant announced its consolidated earnings for the third quarter 2003. The news release is attached as an Exhibit to this Current Report and incorporated herein by reference. The information in this Current Report is being furnished to the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.
By:	/s/ EDWIN S. HETHERINGTON Edwin S. Hetherington Secretary

Date: November 12, 2003

EXHIBIT INDEX

Exhibit Number	Description
99	News release dated November 11, 2003

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
  ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX